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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 Date of earliest event reported: April 15, 2005

                                    QLT INC.
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               (Exact Name of Registrant as Specified in Charter)


  British Columbia, Canada              000-17082                   N/A
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

             887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
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               (Address of Principal Executive Offices) (Zip Code)


                                 (604) 707-7000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Michael J. Doty, our former Chief Financial Officer, entered into an employment agreement with QLT in 2001, which provided, among other things, that in the event that Mr. Doty was terminated without cause, Mr. Doty would be entitled to 12 months' notice or pay in lieu of notice equal to (a) 12 months' base salary plus one additional months' base salary for each year of service,
(b) payment of salary and bonus earned to the date of termination and (c) an amount to compensate Mr. Doty for lost benefits during the notice period. In connection with Mr. Doty's termination of employment, which was mutually agreed to and effective April 15, 2005, QLT and Mr. Doty entered into a separation agreement. Except with respect to certain provisions relating to confidentiality, non-competition and non-solicitation restrictions to which Mr. Doty continues to be bound, the separation agreement supersedes the employment agreement entered into with Mr. Doty in 2001, and provides that Mr. Doty will receive (a) an aggregate of approximately US$512,000 (converted from Canadian funds to U.S. funds using a rate of exchange of US$1.00 = Cdn.$1.2410) for the benefits described above, as if he had been terminated without cause under the employment agreement and (b) an extension of the post-termination exercise provisions of his stock options from 3 months to 12 months.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBITS

EXHIBIT NO.      DESCRIPTION
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10.1             Separation Letter Agreement with Michael J. Doty

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                                    SIGNATURE

Pursuant to the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      QLT INC.
                                      (Registrant)



                                      By:  /s/ Paul Hastings
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                                           President and Chief Executive Officer

Dated: April 21, 2005